Exhibit 10.12.5

AMENDMENT NO. 2 TO SECOND AMENDED AND RESTATED
NOTE PURCHASE AGREEMENT

This AMENDMENT NO. 2 TO SECOND AMENDED AND RESTATED NOTE PURCHASE AGREEMENT, dated as of August 10, 2009 (this “Amendment”) is made among CONN FUNDING II, L.P. (the “Issuer”), CONN APPLIANCES, INC. (“Conn Appliances”), THREE PILLARS FUNDING LLC (f/k/a Three Pillars Funding Corporation), JPMORGAN CHASE BANK, N.A., PARK AVENUE RECEIVABLES COMPANY, LLC and SUNTRUST ROBINSON HUMPHREY, INC.  Capitalized terms used and not otherwise defined in this Amendment are used as defined in that certain Base Indenture, dated as of September 1, 2002, as amended from time to time, between the Issuer and the Wells Fargo Bank, National Association (as successor to Wells Fargo Bank Minnesota, National Association), as Trustee (the “Trustee”) or, if not defined therein, in that certain Amended and Restated Series 2002-A Supplement, dated as of September 10, 2007, as amended from time to time, between the Issuer and the Trustee.

Background

A. The parties hereto have entered into the Second Amended and Restated Note Purchase Agreement, dated as of August 14, 2008, among the parties hereto (as amended from time to time, the “Note Purchase Agreement”) to finance the purchase of Receivables by the Issuer from Conn Appliances, Inc.

B. The parties hereto wish to amend the Note Purchase Agreement.

C. The parties hereto have determined that the terms and provisions of this Amendment are not material for purposes of Section 7.3(a) of the Note Purchase Agreement.

D. The parties hereto are willing to agree to such an amendment, all as set out in this Amendment.

Agreement

1. Amendments to the Note Purchase Agreement.

(a)       Section 1.1 of the Note Purchase Agreement is hereby amended by amending and restating the following definition in its entirety:

“Tranche B Purchase Expiration Date” means the earlier of (i) August 9, 2010 (as such date may be extended from time to time pursuant to Section 2.4) and (ii) the date of the occurrence of an Event of Default, Payout Event or Servicer Default.

(b)       The second sentence of Section 2.4 of the Note Purchase Agreement is hereby amended by inserting the clause “on or prior to the third Business Day prior to the then current Purchase Expiration Date” immediately following the phrase “shall enter into such documents” therein.

2. Representations and Warranties; No Default.  (a)  Each of the Issuer and Conn Appliances, as Seller and as Servicer, hereby represents and warrants as of the effectiveness of this Amendment that:

(i)           no event or condition has occurred and is continuing which would constitute a Event of Default, Pay Out Event, Servicer Default or Block Event; and

(ii)           its representations and warranties set forth in the Note Purchase Agreement (as amended hereby) and the other Transaction Documents are true and correct as of the date hereof, as though made on and as of such date (except to the extent such representations and warranties relate solely to an earlier date and then as of such earlier date), and such representations and warranties shall continue to be true and correct (to such extent) after giving effect to the transactions contemplated hereby.

(b)       The Administrator, on behalf of Three Pillars, and the Funding Agent, on behalf of PARCO and the Committed Purchaser, hereby represent and warrant that together they own 100% of the Notes.

3. Effectiveness; Binding Effect; Ratification. This Amendment shall become effective, as of the date first set forth above upon receipt by the Administrator of executed counterparts hereof from each of the parties hereto, and thereafter this Amendment shall be binding on the parties hereto and their respective successors and assigns.

(a)       On and after the execution and delivery hereof, this Amendment shall be a part of the Note Purchase Agreement and each reference in the Note Purchase Agreement to “this Note Purchase Agreement” or “hereof”, “hereunder” or words of like import, and each reference in any other Transaction Document to the Note Purchase Agreement shall mean and be a reference to such Note Purchase Agreement as amended hereby.

(b)       Except as expressly amended hereby, the Note Purchase Agreement shall remain in full force and effect and is hereby ratified and confirmed by the parties hereto.

4. Waivers.

(a)       The parties hereto hereby waive the requirement that the Administrator and Funding Agent provide a written response to the Issuer’s request to extend the Purchase Expiration Date within 45 days after their receipt of such request solely with respect to the extension request from the Issuer dated June 1, 2009 (the “Extension Request Letter”).

(b)       The Issuer hereby revokes its instruction set forth in the Extension Request Letter that Three Pillars or the Committed Purchaser, as applicable, establish a Term Account and make any applicable Term Deposit into such Term Account on August 13, 2009.

5. Miscellaneous. (a) THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.  EACH OF THE PARTIES TO THIS AMENDMENT AGREES TO THE NON-EXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND ANY APPELLATE COURT HAVING JURISDICTION TO REVIEW THE JUDGMENTS THEREOF.  EACH OF THE PARTIES HERETO HEREBY WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS AND ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER IN ANY OF THE AFOREMENTIONED COURTS AND CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT.

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(b)       All reasonable costs and expenses incurred by the Conduit Purchasers, the Administrator, the Funding Agent and the Committed Purchaser in connection with this Amendment (including reasonable attorneys’ costs) shall be paid by the Issuer.

(c)       Headings used herein are for convenience of reference only and shall not affect the meaning of this Amendment.

(d)       This Amendment may be executed in any number of counterparts, and by the parties hereto on separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same agreement.

[Signature Page Follows]

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IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

CONN FUNDING II, L.P., as Issuer

By:	Conn Funding II GP, L.L.C., its general partner

By:	/s/ David R. Atnip
David R. Atnip
Treasurer

CONN APPLIANCES, INC.

By:	/s/ Michael J. Poppe
Michael J. Poppe
Chief Financial Officer

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THREE PILLARS FUNDING LLC,
as a Conduit Purchaser

By:	/s/ Doris J. Hearn
Doris J. Hearn
Vice President

SUNTRUST ROBINSON HUMPHREY, INC.,
as Administrator

By:	/s/ Joseph R. Franke
Joseph R. Franke
Director

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JPMORGAN CHASE BANK, N.A., as Committed
Purchaser and Funding Agent

By:	/s/ Scott Cornelis
Scott Cornelis
Vice President

PARK AVENUE RECEIVABLES COMPANY LLC,
as a Conduit Purchaser

By:	JPMorgan Chase Bank, N.A.,
its attorney-in-fact

By:	/s/ Scott Cornelis
Scott Cornelis
Vice President

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